                                                                   EXHIBIT 10.17

                    AMENDMENT, TERMINATION AND RELEASE UNDER
                         VESTAR/AT HOLDINGS CORPORATION
                            STOCKHOLDERS' AGREEMENT


        THIS AMENDMENT, TERMINATION AND RELEASE UNDER VESTAR/AT HOLDINGS CORPORATION STOCKHOLDERS' AGREEMENT (this "Agreement") is made as of May 17, 1994 by and among Vestar/AT Holdings Corporation, a Delaware corporation (the "Corporation"), Argo-Tech Corporation, a Delaware corporation ("Argo-Tech"), Vestar/Argo- Tech Investment Limited Partnership, a Delaware limited partnership (the 'Vestar Investment Partnership"), YC International Inc., a California corporation ("Yamada"), Yamada Corporation, a Japanese corporation, Robert Nagata, as Trustee under that certain Irrevocable Trust Agreement dated December 16, 1988 (the "Trust"), Aerotech/AT Investment Limited Partnership, a Delaware limited partnership (the "Aerotech Investment Partnership"). the persons signing this Agreement designated on the signature pages hereto as the Management Stockholders (collectively, the "Management $tockholders"), Gerard Seelig, an individual ("Seelig"), Gilbert Yanuck, an individual ("Yanuck"), Y. Fujiki, an individual ("Fujiki"). J. Carbaugh, an individual ("Carbaugh", and together with Seelig, Yanuck and Fujiki, the "Outside Directors"), and the Trustees (as such term is hereinafter defined) on behalf of the voting trust (the 'Voting Trust") created pursuant to that certain Voting Trust Agreement, dated as of December 24, 1990, by and among the Vestar Investment Partnership. the Trust, the Aerotech Investment Partnership, the Management Stockholders, the Outside Directors. and the trustees named therein (the "Trustees").

                                    RECITALS:
                                    ________

        WHEREAS, the parties to this Agreement are parties to that certain Vestar/AT Holdings Corporation Stockholders' Agreement dated as of December 24, 1990 (the "Original Stockholders' Agreement"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Original Stockholders' Agreement;

        WHEREAS, in connection with the sales (the "Sales") of certain shares of the Corporation's Class A Common Stock to each of Society National Bank, as Trustee under the Argo-Tech Employee Stock Ownership Plan and Trust Agreement (the "ESOP"), and Sunhorizon International, Inc. ("Sun"), the Voting Trust is being terminated, and the Vestar Investment Partnership and its partners, the Aerotech Investment Partnership and its partners, the Trust, Seelig, Yanuck, and each of R.L. Schroeder, R.C. Cottrell, P.D. Totedo, R.C. Bariow and M.A. Ruby (each of which is a Management Stockholder and all of which are referred to herein collectively as the "Management Sellers") shall cease to hold any shares of Class A Common Stock;

        WHEREAS, certain of the parties to the Original Stockholders' Agreement desire to amend and restate the Original Stockholders' Agreement to, among other things, exclude each of the Vestar Investment Partnership, the Aerotech Investment Partnership, the Trust, Seelig, Yanuck, the Management Sellers and the Trustees from such amendment and restatement and give effect to certain other transactions;

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        WHEREAS, the parties hereto wish to amend the Original Stockholders'
Agreement to more fully express the parties original intent with respect to the Corporation's obligations in respect of its officers and directors; and

        WHEREAS, the parties hereto wish to terminate the Original Stockholders' Agreement and to release each other, and in the case of the Vestar Investment Partnership and the Aerotech Investment Partnership, their respective partners, from any obligations thereunder (except as set forth in this Agreement) upon the closing of the Sales to the ESOP, as more particularly set forth in this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Section 2.06(d) of the Original Stockholders' Agreement is hereby amended and restated to read in its entirety as follows:

        "(d) The Corporation and New Argo-Tech each agrees that, from and after the date hereof, neither the Corporation nor New Argo-Tech shall, and each of the Stockholders agrees that, from and after the date hereof, he, she, or it shall use his, her, or its respective best efforts to cause the Corporation and New Argo-Tech not to, take any action that would have the effect of or would change, amend, or repeal the provisions of the Restated Certificate of Incorporation or Restated By-laws of the Corporation or New Argo-Tech relating to the limitation of liability of any resigned or removed director or the indemnification of any resigned or removed officer or director prior to the expiration of all statutes of limitation applicable to events occurring on or prior to the time of such resignation or removal in any manner that would adversely affect the rights thereunder of such resigned or removed officer or director, unless otherwise required by law or judicial order."

        2. Section 2.06(e) of the Original Stockholders' Agreement is hereby amended and restated to read in its entirety as follows:

        "(e) The Corporation, New Argo-Tech, and Yamada agree that, for seven
        (7) years after the resignation or removal of any officer or director of New Argo-Tech or the Corporation (whether pursuant to the provisions of this Section 2.06, Section 2.07, any other section of this Agreement or otherwise), the Corporation shall maintain at its sole expense for such resigned or removed officers or directors the comparable insurance coverage provided by the then existing officers' and directors' liability insurance under which benefits are being provided to such officer or director of New Argo-Tech or the Corporation, as the case may be, at the time of such resignation or removal; PROVIDED, HOWEVER, the Corporation shall not be obligated to pay an aggregate annual premium for such insurance in excess of the lesser of (x) twice the last

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        base annual premium paid or payable for such insurance prior to the date on which such officer or director resigns or is removed (the "Applicable Premium"), and (y) Two Hundred Fifty Thousand Dollars ($250,000), and any such insurance policy or replacement thereof shall include uniform or standard provisions that are applicable to officer and director insurance policies in the industry in which New Argo-Tech operates; PROVIDED, FURTHER, that if at any time the then existing officers' and directors' insurance expires, is terminated or cancelled during such seven (7) year period, the Corporation and New Argo-Tech agree to use their best efforts to obtain as much of the same type of liabiIity insurance covering such officers and directors from a reputable insurer as can be obtained for the remainder of such period for a premium on an annualized basis not in excess of the lesser of (x) twice the Applicable Premium, or (y) Two Hundred Fifty Thousand Dollars ($250,000); PROVIDED, FURTHER, that, if the type and coverage amounts of any officers' and directors insurance for any such officer or director has been reduced as contemplated herein, the Corporation and New Argo-Tech shall continue to be obligated and shall use their best efforts at periodic intervals not to exceed twelve (12) months to increase the amount of liability insurance coverage for such resigned or removed officer or director within the cost limitations specified herein so as to obtain as much of the same type of liability insurance coverage for such officers and directors as is possible at that time. In the event that neither the Corporation nor New Argo-Tech is able to, or they do not, obtain such liability insurance at the cost specified herein, the Corporation and New Argo-Tech shall be obligated to reserve, deposit in a trust account, or otherwise make available for the benefit of all officers and directors who may resign or be removed pursuant to or in accordance with the terms of this Agreement or otherwise, and shall continue to make available to all such officers and directors for such seven (7) year period specified in this Section 2.06(e), the amount of funds that in the aggregate the Corporation and New Argo-Tech otherwise would be obligated to expend to obtain an officers' and directors' liabiIity insurance policy pursuant to this Section 2.06(e) (which funds shall, if such officers or directors or any representative thereof is able to obtain or otherwise make arrangements for the Corporation or New Argo-Tech to obtain officers' and directors' liability insurance coverage for an amount within the amounts specified herein, be used to pay the annual premium for such insurance policy). The failure of the Corporation and New Argo-Tech to obtain the officers' and directors' liability insurance required to be provided pursuant to this Section 2.06(e) shall not preclude Yamada from removing such directors who are Non-Yamada Argo-Tech Nominees and gaining control of the New Argo-Tech Board in accordance with the provisions of this Section 2.06."

        3. On and as of the date of the closing of the Sales to the ESOP (the "Effective Date"), the Original Stockholders' Agreement shall terminate and be of no further force and effect; PROVIDED, HOWEVER, that the provisions of
Article I (definitions), Sections 2.06(d) and 2.06(e) (as such Sections are amended by this Agreement), and Sections 12.06,

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12.07, 12.08, 12.09, 12.14, 12.16 and 12.21 shall survive such termination in all respects until the seventh anniversary of the date of this Agreement.


        4. Each of the parties to the Original Stockholders' Agreement hereby irrevocably and unconditionally releases and forever discharges the other parties, and in the case of the Vestar Investment Partnership and the Aerotech Investment Partnership, their respective partners, as of the Effective Date, from any and all manner of claims, complaints, promises, agreements, demands, damages, causes of action or suits, controversies, rights. costs, losses, debts, obligations or liabilities of any nature whatsoever that such party may now have or that may subsequently accrue to such party by reason of any matter or thing whatsoever arising out of or otherwise connected with, directly or indirectly, the Original Stockholders' Agreement including, without limitation, purchases by Argo-Tech of Class A Common Stock from each of Robert Schroeder, Romas Bublys, Clay Wright and Daniel Moon upon termination of their employment with Argo-Tech and each of the parties hereto specifically waives all rights arising under the operation of the provisions of Article III of the Original Stockholders' Agreement with respect to such purchases and agrees that, notwithstanding the provisions of Section 3.06, of the Original Stockholders' Agreement, such purchases are valid for all purposes and are hereby ratified and approved; PROVIDED, HOWEVER, that this release and discharge shall not apply to claims, complaints, promises, agreements, demands, damages, causes of action or suits, controversies, rights, costs, losses, debts, obligations or liabilities of any nature whatsoever with respect to Article I, Sections 2.06(d) and 2.06(e) (as such Sections are amended by this Agreement), and Sections 12.06, 12.07,12.08, 12.09, 12.14, 12.16 and 12.21 of the Originat Stockholders' Agreement which Sections survive.

        5. The Vestar Investment Partnership hereby acknowledges that it has reviewed the 1994 Stockholders' Agreement of even date herewith among the Corporation, Argo-Tech, Yamada, Yamada Corporation, Sun and the other parties thereto (which amends and restates the Original Stockholders' Agreement) and that the Vestar Investment Partnership does not object to any of the terms or conditions contained therein. Vestar Investment Partnership further acknowledges that (i) such 1994 Stockholders' Agreement contains provisions relating to that certain Distributorship Agreement among Argo-Tech, Yamada Corporation and Vestar Capital Partners, Inc., dated as of December 24, 1990 (the "Distributorship Agreement"), and that certain Supplemental Distributorship Agreement among Argo-Tech, Aerotech World Trade Corporation, Yamada Corporation, Yamada International Corp. and Vestar Capital Partners, Inc., dated as of December 24, 1990 (the "Supplemental Distributorship Agreement"), including an acknowledgement that the "Distribution Term" (as defined in the Distributorship Agreement) will commence on November 1, 1994 and (ii) Vestar Investment Partnership has no right to defer the commencement of such Distribution Term, whether under the Distributorship Agreement, the Supplemental Distributor Agreement or otherwise.

        6. This Agreement shall be construed and enforced in accordance with the laws of New York (excluding the choice of law provisions thereof) and shall inure to the


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benefit of, and be binding upon, the parties hereto and their representatives, successors and assigns.

        7. This Agreement may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

        8. The provisions of this Agreement are severable and, in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or unenforceable, such provisions shall be replaced by provisions as similar as possible but which are valid and enforceable and the remaining provisions shall remain enforceable to the fullest extent permitted by law.


































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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment,
Termination and Release under Vestar/AT Holdings Corporation Stockholders' Agreement to be duly executed and delivered as of the day and year first above written.

                                        VESTAR/AT HOLDINGS CORPORATION

                                        By: /s/ M.S. Lipscomb
                                           ----------------------------------
                                           Name: M. S. Lipscomb
                                           Title: President


                                        ARGO-TECH CORPORATION

                                        By: /s/ M.S. Lipscomb
                                           ----------------------------------
                                           Name: M.S. Lipscomb
                                           Title: President



                                        VESTAR/ARGO-TECH INVESTMENT LIMITED
                                        PARTNERSHIP

                                        By: /s/ Daniel S. O'Connell
                                           ----------------------------------
                                           Name: Daniel S. O'Connell
                                           Title: General Partner



                                        YC INTERNATIONAL INC.

                                        By: /s/  Osamu Akiyama
                                           ----------------------------------
                                           Name: Osamu Akiyama
                                           Title: Vice President and General
                                                  Manager


                                        YAMADA CORPORATION

                                        By: /s/  Osamu Akiyama
                                           ----------------------------------
                                           Name: Osamu Akiyama
                                           Title: Vice President

                                        ROBERT NAGATA, AS TRUSTEE UNDER THAT
                                        CERTAIN IRREVOCABLE TRUST
                                        AGREEMENT DATED DECEMBER 16, 1988


                                        By: /s/ Robert Y. Nagata
                                           ----------------------------------
                                           Name: Robert Y. Nagata

                                           AEROTECH/AT INVESTMENT LIMITED
                                           PARTNERSHIP

                                           By: AEROTECH WORLD TRADE CORP.
                                               It General Partner

                                           By: /s/  Jan R. Endresen
                                             ----------------------------------
                                             Name: Jan R. Endresen
                                             Title: President

                                           THE OUTSIDE DIRECTORS:

                                           By: /s/ Gerard Seeling
                                              ---------------------------------
                                              Gerard Seeling

                                           By: /s/ Gilbert Yanuck
                                              ---------------------------------
                                              Gilbert Yanuck

                                           By: /s/ Y. Fujiki
                                              ----------------------------------
                                              Y. Fujiki


                                           By: /s/ J. Carbaugh
                                              ---------------------------------
                                              J. Carbaugh


                                           VOTING TRUST TRUSTEES:


                                           By: /s/ Arthur J. Nagle
                                              ----------------------------------
                                              Arthur J. Nagle, Trustee


                                           By: /s/ Daniel S. O'Connell
                                              ----------------------------------
                                              Daniel S. O'Connell, Trustee


                                           By: /s/ Prakash A. Melwani
                                              ----------------------------------
                                              Prakash A. Melwani, Trustee


                                           By: /s/ Jan R. Endresen
                                              ----------------------------------
                                              Jan R. Endresen, Trustee


                                           By: /s/ Michael S. Lipscomb
                                              ----------------------------------
                                              Michael S. Lipscomb, Trustee


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                                           MANAGEMENT STOCKHOLDERS:


                                           By: /s/ M. S. Lipscomb
                                              ----------------------------------
                                              M. S. Lipscomb


                                           By: R. L. Schroeder
                                              ----------------------------------
                                              R. L. Schroeder


                                           By: /s/ J. M. Cunningham
                                              ----------------------------------
                                              J. M. Cunningham


                                           By: /s/ R. C. Cottrell
                                              ----------------------------------
                                              R. C. Cottrell


                                           By: /s/ P. R. Keen
                                              ----------------------------------
                                              P. R. Keen


                                           By: /s/ D. L. Chrencik
                                              ----------------------------------
                                              D. L. Chrencik


                                           By: /s/ D. J. Caschera
                                              ----------------------------------
                                              D. J. Caschera


                                           By: /s/ S. J. Graettinger
                                              ----------------------------------
                                              S. J. Graettinger


                                           By: /s/ P. D. Totedo
                                              ----------------------------------
                                              P. D. Totedo


                                           By: /s/ R. C. Barlow
                                              ----------------------------------
                                              R. C. Barlow


                                           By: /s/ K. L. Hicks
                                              ----------------------------------
                                              K. L. Hicks


                                           By: /s/ R. J. Mastrangelo
                                              ----------------------------------
                                              R. J. Mastrangelo

                                           By: /s/ J. B. Nolish
                                              ----------------------------------
                                              J. Nolish


                                           By: /s/ D. M. Prelee
                                              ----------------------------------
                                              D. M. Prelee


                                           By: /s/ P. C. Lexow
                                              ----------------------------------
                                              P. C. Lexow


                                           By: /s/ M. W. Mueller
                                              ----------------------------------
                                              M. W. Mueller


                                           By: /s/ R. D. Entler
                                              ----------------------------------
                                              R. D. Entler


                                           By: /s/ V. Agullar
                                              ----------------------------------
                                              V. Agullar


                                           By: /s/ J. A. Bates
                                              ----------------------------------
                                              J. A. Bates


                                           By: /s/ D. M. Scaite
                                              ----------------------------------
                                              D. M. Scaite


                                           By: /s/ D. N. Ramacciato
                                              ----------------------------------
                                              D. N. Ramacciato


                                           By: /s/ G. M. Zavoda
                                              ----------------------------------
                                              G. M. Zavoda


                                           By: /s/ R. E. Eichhom
                                              ----------------------------------
                                              R. E. Eichhom


                                           By: /s/ M. A. Ruby
                                              ----------------------------------
                                              M. A. Ruby

                                           By: /s/ P. A. Skiad
                                              ----------------------------------
                                              P. A. Skiad

                                           By: /s/ F. M. Robel
                                              ----------------------------------
                                              F. M. Robel


                                           By: /s/ F. St. Clair
                                              ----------------------------------
                                              F. St. Clair


                                           By: /s/ Daniel Moon
                                              ----------------------------------
                                              Daniel Moon


                                           By: /s/ Clay Wright
                                              ----------------------------------
                                              Clay Wright